Exhibit 99

Contact:	Randall Oliver (media) (323) 869-7607 randall.oliver@smartandfinal.com Richard Phegley (investors) (323) 869-7779 rick.phegley@smartandfinal.com

SMART & FINAL INC. NOTES SHARE PRICE MOVEMENT;

COMPANY UNAWARE OF MATERIAL DEVELOPMENTS

LOS ANGELES, June 4, 2004 – Smart & Final Inc. (NYSE – SMF) noted today that its common share price in NYSE intra-day trading has experienced unusual price movement, on higher than average volume.

The Company is not aware of any material developments that are contributing to the price and volume movements.

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